                                                                   Exhibit 24.1

                                   FORM 10-K
                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                    Date                       Signature
                    ----                       ---------

                 January 17, 2002   /s/ RICHARD J. BURGESS
                 ----------------   -------------------------------
                                    (Sign and print name and title)

                                                                   Exhibit 24.1

                                   FORM 10-K
                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                    Date                      Signature
                    ----                      ---------

                  March 18, 2002   /s/ C.E. MILLER
                  --------------   -------------------------------
                                   (Sign and print name and title)

                                                                   Exhibit 24.1

                                   FORM 10-K
                               POWER OF ATTORNEY
   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                    Date                       Signature
                    ----                       ---------

                 February 8, 2002   /s/ ROBERT M. BOEVE
                 ----------------   -------------------------------
                                    (Sign and print name and title)

                                                                   Exhibit 24.1

                                   FORM 10-K
                               POWER OF ATTORNEY

   The undersigned, in his capacity as a director or officer, or both, as the case may be, of Miller Exploration Company, does hereby appoint KELLY E. MILLER, DEANNA L. CANNON, and MARK EARLY, or any of them, his attorneys or attorney to execute in his name an Annual Report of Miller Exploration Company on Form 10-K for its fiscal year ended December 31, 2001, and any amendments to that report, and to file it with the Securities and Exchange Commission.

                    Date                       Signature
                    ----                       ---------

                 January 18, 2002   /s/ PAUL A. HALPERN
                 ----------------   -------------------------------
                                    (Sign and print name and title)